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                              GARTMORE MUTUAL FUNDS
                        GARTMORE VARIABLE INSURANCE TRUST

                                 CODE OF ETHICS

         The Board of Trustees (each, a "Board," and collectively, the "Boards") of each of the Gartmore Mutual Funds and Gartmore Variable Insurance Trust (each, a "Trust" and collectively, the "Trusts") has adopted this Code of Ethics (the "Code"), in accordance with Rule 17j-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "Act").

         The Rule makes it unlawful for persons who are "access persons" (as defined in the Rule) of the Trusts, in connection with the purchase or sale by such persons of securities held or to be acquired by the Trusts:

         (1)      to employ any device, scheme or artifice to defraud a Trust;

         (2) to make to a Trust any untrue statement of a material fact or omit to state to a Trust a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

         (3) to engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon a Trust; or

         (4)      to engage in a manipulative practice with respect to a Trust.

         While affirming its confidence in the integrity and good faith of all of its officers and trustees, each Trust recognizes that certain personnel have or may have knowledge of present or future portfolio transactions and, in certain instances, the power to influence portfolio transactions made by the Trust. Furthermore, if such individuals engage in personal Covered Securities transactions, these individuals could be in a position where their personal interests may conflict with the interests of the Trusts. Accordingly, this Code is designed to prevent conduct that could create an actual or potential conflict of interest with the Trusts.

         A.       DEFINITIONS

         (1) "Access Person" means any trustee, officer, employee or Advisory Person (as defined below) of a Trust or of an Adviser.

         (2) "Adviser" means any person or entity acting as an investment adviser or sub-adviser to a Trust pursuant to an agreement with the Trust.

         (3) "Advisory Person" means (a) any trustee, officer, or employee of the Trust or Adviser (or of any company in a control relationship to the Trust or Adviser) who, in connection with his or her regular functions or duties, makes, participates in, or has access to or obtains information regarding the purchase or sale of a Covered Security by the Trust, or whose functions relate to the making of any recommendations with respect to such purchases or sales;

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and (b) any natural person in a control relationship to a Trust or an Adviser who obtains information concerning recommendations made to the Trust with regard to the purchase or sale of Covered Securities by the Trust.

         (4) "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is considered a "beneficial owner" as defined in Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended, which generally speaking, encompasses those situations where the beneficial owner has or shares the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the Covered Securities.

         A person is normally regarded as the beneficial owner of Covered Securities with respect to:

         (a) Covered Securities that are held by the individual or by members of the individual's immediate family sharing the same household (including, but not limited to a husband, wife, domestic partner, minor child or relative); or

         (b) The person's interest in Covered Securities held in a discretionary or trust account; or

         (c) The person's right to acquire equity Covered Securities through the exercise or conversion of stock options, warrants or convertible debt, whether or not presently exercisable. [NOTE: "INVESTMENT DISCRETION OR AUTHORITY" IS NOT PART OF THE TEST FOR BENEFICIAL OWNERSHIP FOR PURPOSES OF RULE 17j-1, ALTHOUGH IT IS USED IN SOME OTHER CONTEXTS FOR DETERMINING BENEFICIAL OWNERSHIP.]

         (5) "Control" shall have the same meaning as set forth in Section 2(a)(9) of the Act.

         (6) "Covered Security" means a security as defined in Section 2(a)(36) of the Act, except that it shall not include direct obligations of the United States government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments (including repurchase agreements), shares of money market funds, shares of registered open-end investment companies (other than Reportable Funds (as defined in A(15)) and shares issued by unit investment trusts that are invested in shares of registered open-end investment companies that are not Reportable Funds.

         (7) "Disinterested Trustee" means a trustee of a Trust who is not an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Act.

         (8)      "Fund" means an investment company registered under the Act.

         (9) "GGI" shall mean Gartmore Global Investments, Inc. and shall include: Gartmore Mutual Fund Capital Trust ("GMFCT"), Gartmore Global Asset Management Trust ("GGAMT") and Gartmore Distribution Services Inc. ("GDSI").

         (10) "Investment Personnel" means (a) any Portfolio Managers who are employees of the Trust or an Adviser, as well as any other person such as a securities analyst and/or trader who is an employee of the Trust or an Adviser (or of any company in a control relationship to the

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Trust or an Adviser) who, in connection with his or her regular functions or duties, makes or participates in the making of recommendations regarding the Trust's purchase or sale of securities (including providing information and advice to Portfolio Managers or helping with the execution of a Portfolio Managers' decisions) or (b) any natural person who controls a Trust or an Adviser and who obtains information concerning recommendations to a Trust regarding the purchase or sale of securities by a Trust.

         (11) "Market Timing" shall mean the purchasing and selling of Fund shares on a short-term basis and in a manner that is contrary to the policy of the Fund as disclosed in its then current prospectus.

         (12) "Portfolio Managers" means those individuals who, in connection with his or her regular duties, are entrusted with the direct responsibility and authority to make investment decisions affecting a Trust.

         (13)     "Principal Underwriter" shall have the meaning set for in
Section 2(a)(29) of the Act.

         (14) "Purchase or sale of a Covered Security" includes, among other things, the writing of an option to purchase or sell a Covered Security.

         (15) "Reportable Fund" means (i) any series of the Gartmore Mutual Funds or Gartmore Variable Insurance Trust; (ii) any Fund for which GGI serves as an investment adviser, or (iii) any Fund whose investment adviser (including sub-advisers) or principal underwriter controls, is controlled by, or is under common control with any Adviser to the Trusts.

         (16) "Security held or to be acquired" by the Trust means (a) any Covered Security which, within the most recent 7 calendar days, is or has been held by a Trust or is being or has been considered for purchase by a Trust or its Adviser for purchase by the Trust; and (b) any option to purchase or sell any Covered Security which is convertible into or exchangeable for a Covered Security described in subpart (a) of this definition.

         B.       STATEMENT OF GENERAL PRINCIPLES AND STANDARD OF
                  CONDUCT

         It is the duty of all Access Persons to place the interests of each of the Trusts and its shareholders first at all times. Consistent with that duty, all Access Persons and Investment Personnel of each Trust must (1) conduct all personal Covered Securities transactions in a manner that is consistent with this Code of Ethics; (2) avoid any actual or potential conflict of personal interest with the interests of a Trust and its shareholders; (3) adhere to the fundamental standard that they should not take inappropriate advantage of their positions of trust and responsibility; (4) safeguard material non-public information about client transactions including disclosure of portfolio holdings; and (5) comply with all federal securities laws.

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         THIS CODE OF ETHICS APPLIES TO TRANSACTIONS IN COVERED SECURITIES FOR
PERSONAL ACCOUNTS OF ALL ACCESS PERSONS OF THE TRUSTS AND ANY OTHER ACCOUNTS IN WHICH THEY HAVE ANY BENEFICIAL OWNERSHIP. IT IMPOSES CERTAIN INVESTMENT RESTRICTIONS AND PROHIBITIONS AND REQUIRES THE REPORTS SET FORTH BELOW. IF ACCESS PERSONS OF A TRUST BECOME(S) AWARE OF MATERIAL NON-PUBLIC INFORMATION OR IF A TRUST IS ACTIVE IN A GIVEN COVERED SECURITY, SOME PERSONNEL MAY FIND THEMSELVES "FROZEN" IN A POSITION. NO TRUST WILL BEAR ANY LOSSES IN PERSONAL ACCOUNTS RESULTING FROM THE IMPLEMENTATION OF ANY PORTION OF THE CODE OF ETHICS.

         THIS CODE OF ETHICS IS NOT INTENDED TO COVER ACCESS PERSONS OF THE TRUSTS' ADVISERS AND PRINCIPAL UNDERWRITER IF SUCH ADVISERS AND PRINCIPAL UNDERWRITER HAVE ADOPTED THEIR OWN CODES OF ETHICS UNDER THE RULE AND CERTIFIED TO THE TRUST THAT THEY HAVE ADOPTED PROCEDURES REASONABLY NECESSARY TO PREVENT THEIR ACCESS PERSONS (AS SUCH TERM IS DEFINED IN THE RULE) FROM VIOLATING SUCH CODES OF ETHICS UNDER THE RULE.

         C.       GENERAL PROHIBITIONS

         (1) All ACCESS PERSONS shall keep all information pertaining to Trusts' portfolio transactions and holdings confidential. No person with access to Covered Securities holdings, recommendations or pending securities transactions and holdings should disclose this information to any person, unless such disclosure is made in connection with his or her regular functions or duties. Special care should be taken to avoid discussing confidential information in circumstances that would disclose this information to anyone who would not have access to such information in the normal course of events.

         (2) No ACCESS PERSON shall utilize information concerning prospective or actual portfolio transactions in any manner, which might prove detrimental to the interests of a Trust.

         (3) No ACCESS PERSON shall purchase, sell, or exchange shares of any series of the Trusts while in possession of material non-public information concerning the portfolio holdings of any series of the Trusts.

         (4) No ACCESS PERSON shall selectively disclose "non-public" information concerning the portfolio holdings of any series to anyone who does not have a legitimate business need for such information that is consistent with the interests of the Trust.

         (5) No ACCESS PERSON shall use his or her position for his or her personal benefit or attempt to cause a Trust to purchase, sell or hold a particular Covered Security when that action may reasonably be expected to create a personal benefit for the Access Person.

         (6) No ACCESS PERSON shall engage in any act, practice or course of conduct that would violate the provisions of the Rule.

         (7) No ACCESS PERSON shall engage in, or help others engage in Market Timing in the shares of the series of the Trusts, or any other Funds that have a policy against market timing. This prohibition does not apply to short-term transactions in money market funds, unless they are part of a market timing strategy involving other Funds, nor does it apply to contributions to a 401(k) program or an automatic reinvestment program. However, this prohibition does apply to internal transfers within a 401(k) plan to the extent such transactions violate a Fund's policy

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against market timing. Any profits derived by an Access Person as a result of such impermissible market timing may be disgorged.

         (8) No ACCESS PERSON shall engage in, or help others engage in, late trading of Funds for any purpose. Late trading is defined as entering or canceling any buy, sell, transfer, or exchange order after the close of the regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern
Time) or such other time designated in a Fund's prospectus as the timing of calculation of the Fund's net asset value.

         D.       PERSONAL TRADING RESTRICTIONS

         (1)      Short Selling and Margin Accounts

         ACCESS PERSONS, excluding Disinterested Trustees, are not permitted to enter into short sales or trade on margin.

         (2)      Initial Public Offerings ("IPOs")

         Except as described below, ACCESS PERSONS, excluding Disinterested Trustees, are prohibited from acquiring any Covered Security in an IPO. Access Persons may, however, request and receive approval to participate in an IPO in certain limited circumstances. In approving any such request, the onus for substantiating and documenting compliance with the Code of Ethics rests on the individual seeking approval. Also, notwithstanding submission of substantiating documentation, approval may be withheld if the reviewing Compliance personnel believe that an actual or potential conflict of interest exists with respect to a Trust. Approval to invest in an IPO shall be valid for the period of time stated in the approval, but may be withdrawn at any time prior to the Access Person's purchase in the IPO. [NOTE: THIS PROVISION AND THE SIMILAR PROVISION IN D(3) ARE INTENDED TO REFLECT THE FACT THAT, UNLIKE ORDINARY SECURITY TRADES, PURCHASES IN IPOS AND PRIVATE PLACEMENTS (ESPECIALLY THE LATTER) MAY REQUIRE LEAD TIME OF MORE THAN A DAY.]

         (3)      Private Placements

         ACCESS PERSONS, excluding Disinterested Trustees, investing in private placements of any kind must obtain WRITTEN PRIOR APPROVAL from the Fixed Income and Equity Securities Chief Investment Officers (CIOs) and the Chief Compliance Officer (CCO). In determining whether to grant such prior approval, the CIOs and CCO shall determine (among other factors) whether the investment opportunity should be reserved for a Trust(s) and its shareholders, and whether the opportunity is being offered to the individual by virtue of his or her position with a Trust. Access Persons who have been authorized to acquire Covered Securities in a private placement must disclose that investment when he or she is involved in, or has any knowledge of, any subsequent consideration of an investment by a Trust in that issuer. In such circumstances the appropriate CIO, or their designee, with no personal interest in the particular issuer, shall independently review the Trust's decision to purchase that issuer's Covered Securities.

         ACCESS PERSONS requesting private placement approval must complete a Private Placement Approval Form (attached as EXHIBIT E of this Code) or the form can be obtained from

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the Compliance Department and submit the form with supporting documentation to the CCO. Approval to invest in a private placement shall be valid for the period of time stated in the approval, but may be withdrawn at any time prior to the Access Person's purchase in the private placement.

         New ACCESS PERSONS must disclose pre-existing private placement securities on their Initial Holdings Report, and must complete and return to the CCO, the Private Placement Approval Request Form, (EXHIBIT E of this Code) for review by the CIOs and CCO. Access Persons may be required to liquidate/terminate their investment in a private placement if deemed by the CIOs and CCO to be a conflict of interest.

         (4)      Pre-clearance

         ACCESS PERSONS who are not Investment Personnel are required to pre-clear personal Covered Securities transactions (excluding those exempted under Section D(7) and transactions in Reportable Funds) with the Chief Compliance Officer or their designee. INVESTMENT PERSONNEL must obtain approval from the Compliance Officer or their designee prior to entering into any purchase or sale of any Reportable Fund, with the exception of money market funds and Reportable Funds purchased through an automatic contribution or reinvestment program, provided that the initial position or the acquisition of such position is pre-cleared and disclosed on the Initial Holdings Report, Quarterly Disclosure and / or Annual Holdings Report.

         For purposes of this requirement, any Disinterested Trustee who does not know that the Trust, during a 15 day period before or after the proposed trade in a Covered Security by the Disinterested Trustee, purchased or sold, or considered purchasing or selling, such Covered Security has no obligation to pre-clear or report the trade

         Requests for pre-clearance should be made in writing via E-mail to the GGI Compliance mailbox. Pre-clearance request must include the type of transaction (e.g., buy or sell), the security name, security symbol / CUSIP, the number of shares (or investment amount), the brokerage account name and account number. TRANSACTIONS SHOULD NOT BE PLACED FOR EXECUTION UNTIL PRE-CLEARANCE APPROVAL HAS BEEN RECEIVED. PRE-CLEARANCE APPROVAL IS GOOD ONLY FOR THE DAY RECEIVED; therefore, orders should be placed as market or day limit orders. If for any reason the trade is not executed on the day on which pre-clearance approval is received, the Access Person must submit a new request and receive approval prior to placing any subsequent order.

         (5)      30 Day Holding Period

         ACCESS PERSONS must maintain any position in a Reportable Fund, with the exception of money market funds, for at least thirty (30) calendar days before they can be sold or exchanged. Exceptions to this policy will be considered in hardship situations, but must be approved in writing in advance by the Chief Compliance Officer or his designee.

         INVESTMENT PERSONNEL shall not profit from the purchase and sale, or sale and purchase, of the same (or equivalent) Covered Securities within thirty
(30) calendar days. Trades made in violation of this policy should be unwound, if possible. INVESTMENT PERSONNEL ARE RESPONSIBLE FOR MONITORING THEIR TRADING ACTIVITIES TO COMPLY WITH THE 30-DAY HOLDING PERIOD

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REQUIREMENT. Any violation of the foregoing restriction may result in the disgorgement of all profits from the transactions, as well as other possible sanctions. For purposes of this section, calculation of profits will be based on a "last-in, first-out" (LIFO) basis.

         (6)      Blackout Period

                  (a)      Same Day

         ACCESS PERSONS are prohibited from executing any personal Covered Securities transaction, excluding Reportable Funds, on a day when a Trust has a pending buy or sell order in that same Covered Security. However, trustees who are not officers of a Trust's investment adviser or any of its affiliates and who, on the day they execute a personal Covered Securities transaction, have no knowledge of what a Trust is trading on that day, are not subject to the Same Day Blackout Period.

                  (b)      Seven Day

         INVESTMENT PERSONNEL are prohibited from executing any personal Covered Securities transactions, excluding Reportable Funds, within seven (7) calendar days before or after the day any series of the Trusts trades in that Covered Security.

                  (c) Trades made in violation of these blackout periods should be unwound, if possible. Any violation of the foregoing restrictions may result in disgorgement of all profits from the transactions, as well as other possible sanctions.

         (7)      Exempted Transactions

         The prohibitions of Section (D)(4) Pre-clearance; (D)(5) 30 Day Holding Period; and (D)(6) Black-Out Period of this Code of Ethics shall not apply to:

                  (a) purchases or sales effected in any account over which the Access Person or Investment Personnel has no direct or indirect influence or control;

                  (b) purchases or sales which are non-volitional2 on the part of the Access Person, Investment Personnel or a Trust;

                  (c) subsequent purchases which are part of an automatic dividend reinvestment plan or automatic direct purchase plan;

                  (d) purchases effected upon the exercise of rights issued by an issuer pro-rata to all holders of a class of its Covered Securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired;

----------
(2) Non-volitional purchases or sales include those transactions that do not involve a willing act or conscious decision on the part of the trustee, officer or employee. For example, shares received or disposed of by Access Persons or Investment Personnel in a merger, recapitalization or similar transaction ordinarily are considered non-volitional.

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                  (e)      purchases  or sales  effected  by an Adviser  on
         behalf of a Hedge Fund managed by such Adviser; or

                  (f) purchases or sales of the securities listed on EXHIBIT D.

         (8)      Gifts

         No ACCESS PERSONS shall seek or accept anything of more than de minimis value, either directly or indirectly, from broker-dealers or other persons, which to the actual knowledge of the Access Persons, do business or might do business with a Trust. For purposes of this provision, the following gifts will not be considered to be in violation of this section: (a) an occasional meal;
(b) an occasional ticket to a sporting event, the theater or comparable entertainment; and (c) other gifts of nominal cost.

         (9)      Board of Directors

         INVESTMENT PERSONNEL are prohibited from serving on the boards of directors of publicly traded companies, without written authorization by the Chief Compliance Officer. Such authorization should be based upon a determination that the board service would be consistent with the interests of the Trust and its shareholders. Where service on a board of directors is authorized, Investment Personnel serving as directors should be isolated from those making investment decisions regarding the company through "Chinese Wall" procedures.

         E.       MARKET TIMING

         All ACCESS PERSONS are expected to read and understand the definition of "Market Timing" (Section A(11)) and adhere to the Code's specific requirements in this regard. Market Timing is prohibited in any Fund; if it is determined that personal trading activities violate these restrictions, the Trust reserves the right to impose such sanctions as deemed appropriate.

         All ACCESS PERSONS, except for Disinterested Trustees, must read, complete and return EXHIBIT F of this document, which acknowledges and permits the Compliance Department to monitor activity in any Nationwide Savings Plan, including 401(k) activities and other Nationwide non-qualified deferred compensation benefit plans. New participants must disclose in writing their enrollment in the Nationwide Savings Plan (401(k)) to the Chief Compliance Officer by completing and returning EXHIBIT F of the Code.

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         F.       REPORTING, DISCLOSURE AND CERTIFICATION REQUIREMENTS

         (1)      Initial Holdings Reports

             (a) Access Persons shall disclose to the Chief Compliance Officer, the information described in sub-paragraph (1)(c) of this Section with respect to all Covered Securities in which such person has any direct or indirect beneficial ownership of the Covered Security.

             (b) Each Disinterested Trustee who would be required to make a report solely by reason of being a trustee of a Trust, need not submit an Initial Holdings Report.

             (c) The Initial Holdings Report shall be made on the form attached as EXHIBIT A and shall contain the following information:

                  i. the name of the security, security symbol or CUSIP, type of security, number of shares and principal amount of each Covered Security and type of interest (direct or indirect) in which the Access Person had beneficial ownership when the person became an Access Person;

                  ii. the name of any broker, dealer, bank, plan administrator or other institution with whom the Access Person maintained an account in which any Covered Securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and

                  iii. the date that the report is submitted by the Access Person and the date as of which information is current.

             (d) Reports required to be made under this Paragraph (1) shall be made to the Chief Compliance Officer within 10 days of the adoption of this Code of Ethics. All Initial Holdings Reports shall be made no later than 10 days after the person becomes an Access Person. All Initial Holdings Reports shall provide information that is current as of the date no more than 45 days before the Initial Holdings Report is submitted.

             (e) Such report may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the Covered Security to which the report relates;

         (2)      Quarterly Reports

             (a) All Access Persons shall disclose to the Chief Compliance Officer, the information described in sub-paragraph (2)(c) of this Section with respect to transactions in any Covered Securities in which such person has, or by reason of

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                  such transaction acquires, any direct or indirect beneficial ownership of the Covered Security.

             (b) Each Disinterested Trustee who would be required to make a report solely by reason of being a trustee of a Trust, need only submit a Quarterly Report is such Disinterested Trustee knew, or in the ordinary course of fulfilling his or her official duties as a trustee of a Trust, should have know that during the 15-day period immediately before or after the Disinterested Trustee's transactions in a Covered Security, that the Trust purchased or sold the Covered Security or the Trust or its investment adviser considered purchasing or selling the Covered Security.

             (c) Reports required to be made under this Paragraph (2) shall be made not later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected. Access Persons shall be required to submit a report for all periods including those periods in which no Covered Securities transactions were effected. A report shall be made on the form attached hereto as EXHIBIT B or on any other form containing the following information:

                  i. the date of the transaction, the name of the Covered Security, security symbol or CUSIP, the interest rate and maturity date (if applicable), the number of shares and the principal amount of each Covered Security involved;

                  ii. the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

                  iii.     the price at which the transaction was effected;

                  iv. the name of the broker, dealer, bank, plan administrator or other institution with or through whom the transaction was effected; and

                  v.       the date the report is submitted.

             (d) Such report may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the Covered Security to which the report relates;

             (e) Access Persons, excluding any Disinterested Trustee, shall direct their brokers to supply duplicate copies of all monthly brokerage statements (excluding confirmations) for all Covered Securities held in any accounts in which the Access Person is a beneficial owner to the Chief Compliance Officer, or his designee, on a timely basis. In addition, with respect to any account established by the Access Person, excluding any Disinterested Trustee, in which any Covered Securities were held during the quarter for direct or indirect benefit of the Access Person, the Access Person shall report the following information:

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                  i.       the name of the broker, dealer, bank, plan
                           administrator or other institution with whom the Access Person established the account;

                  ii.      the date the account was established; and

                  iii.     the date the report is submitted.

         (3)      Annual Holdings Reports

             (a) All Access Persons shall disclose to the Chief Compliance Officer, the information described in sub-paragraph (3)(c) of this Section with respect to all personal Covered Securities holdings on an annual basis on the Form attached as EXHIBIT C within 30 days after the end of the calendar year.

             (b) Each Disinterested Trustee who would be required to make a report solely by reason of being a trustee of a Trust, need not submit an Annual Holdings Report.

             (c) Access Persons required to submit such Annual Report shall provide information on personal Covered Securities holdings that is current as of a date no more than 30 days before the Annual Report is submitted.

             (d) Reports required to be made under this paragraph (3) shall contain the following information:

                  i. the name of the security, security symbol or CUSIP, number of shares and principal amount of each Covered Security and type of interest (direct or indirect) in which the Access Person had any direct or indirect beneficial ownership;

                  ii. the name of any broker, dealer, bank, plan administrator or institution with whom the Access Person maintains an account in which any Covered Securities are held for the direct or indirect benefit of the Access Person; and

                  iii. the date that the report is submitted by the Access Person and the date as of which information is current.

             (e) Such report may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the Covered Security to which the report relates;

         (4)      Certification of Compliance with Code of Ethics

         All ACCESS PERSONS shall be provided with a copy of this Code of Ethics and any amendments, hereto, and all Access Persons shall certify annually that:

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                  (a)      they have received, read and understand the Code of
                           Ethics and recognize that they are subject to its provisions;

                  (b) they have complied with the requirements of the Code of Ethics; and

                  (c) they have reported all personal Covered Securities transactions required to be reported pursuant to the requirements of the Code of Ethics.

         (5)      Personal Brokerage Accounts

             (a) No Access Person shall open a personal brokerage account directly or indirectly without obtaining prior authorization from the Chief Compliance Officer or his designee. A New Account Request Form, attached hereto as EXHIBIT F, must be completed and submitted to the Chief Compliance Officer or his designee for approval in advance of opening a new account.

             (b) Each Disinterested Trustee who would be required to obtain such authorization to open a personal brokerage account solely for reason of being a trustee of a Trust, need not obtain such authorization.

             (c) Upon commencing employment and or on an annual basis thereafter, Access Persons required to obtain such authorization shall provide to Compliance personnel with a listing of all brokerage accounts in which the person has direct or indirect interest, as described in Paragraphs (1) and (3) of this Section.

             (d) No Access Person shall request or receive any financial benefit or special dealing benefits for any personal brokerage account, which are not made available to the general public on the same terms and conditions.

         (6)      Review of Reports and Notification

         Each Trust will appoint Compliance personnel to (i) review all brokerage account statements and (ii) Quarterly, Initial and Annual Reports to detect conflicts of interest and abusive practices. In addition, the Chief Compliance Officer or his designee shall notify each Access Person that he or she is subject to the reporting requirements provided under this Code of Ethics and shall deliver a copy of this Code of Ethics to such person upon request.

(7)      Responsibility to Report

         THE RESPONSIBILITY FOR REPORTING IS IMPOSED ON EACH ACCESS PERSON REQUIRED TO MAKE A REPORT TO ENSURE THAT THE CHIEF COMPLIANCE OFFICER OR HIS DESIGNEE IS IN RECEIPT of TIMELY AND COMPLETE REPORTS. Efforts on behalf of the Access Person by other services (e.g., brokerage firms) do not change or alter the Access Person's responsibility. Late reporting is regarded as a direct violation of the "Code" and will be treated accordingly. Individuals who neglect their responsibility for appropriate reporting as defined in Sections F(1), (2),
(3), (4) and (5) of this Code will be subject to sanctions including suspension of pre-clearance privileges, fines, and, in appropriate cases, termination, and will be given written notice of the violation, which will be submitted to the Board of Trustees for review and possible further disciplinary action.

         G.       REPORTING OF VIOLATIONS TO THE BOARDS

         Every Access Person shall promptly report any possible violations of this Code to the Chief Compliance Officer. The Chief Compliance Officer shall timely report all material violations and apparent violations of this Code of Ethics and the reporting requirements thereunder to the Board of Trustees of the appropriate Trust.

         H.       BOARD APPROVAL

          The Chief Compliance Officer submitted an initial copy of the Code of Ethics by September 1, 2000. The Chief Compliance Officer shall submit any material amendments to the Code of Ethics no later than six months after adoption of such amendments.

         I.       ANNUAL REPORTING TO INVESTMENT COMPANY CLIENTS

         Each Trust and its principal underwriter shall prepare a written annual report relating to its Code of Ethics to the Board of Trustees of the Trust. Such annual report shall:

         (1) summarize existing procedures concerning personal investing and any changes in the procedures made during the past year;

         (2) identify any material violations requiring significant remedial action and sanctions imposed during the past year;

         (3) identify any recommended changes in the existing restrictions or procedures based upon experience under its Code of Ethics, evolving industry practices or developments in applicable laws or regulations; and

         (4) certify that the Trust or the principal underwriter, as applicable, has adopted procedures reasonably necessary to prevent Access Persons from violating its Code of Ethics.

         J.       ANNUAL REPORTING OF INVESTMENT ADVISERS TO THE BOARD

         Any investment adviser or sub-adviser of the Trust shall also prepare a written annual report, such as the annual report described in Section F of this Code of Ethics, relating to its particular Code of Ethics to the Board of Trustees of the Trust.

         K.       SANCTIONS

         Access Persons are expected to observe the highest standards of professional conduct when conducting their business and may be held personally liable for any improper or illegal acts committed during their tenure. Upon discovering a violation of the Code, the Chief Compliance Officer and/or the Board of Trustees of the Trust may impose such sanctions as they deem appropriate including, among other things, issuing a letter of censure, suspending or terminating the employment of the violator or referring the matter to the appropriate regulatory or governmental authority.

         The Trust, in its sole and absolute discretion, reserves the right to direct you to cancel or unwind any trade, which could result at a loss to you. From time to time, you may also have positions frozen due to potential conflicts of interest or the appearance of impropriety. The Trust may, in its sole and absolute discretion, suspend or revoke your trading privileges at any time. The Trust's commitment to integrity and ethical behavior remains constant. Every one of us, every day, must reflect the highest standards of professional conduct and personal integrity. Good judgment and the desire to do what is right are the foundation of our reputation.

         Any situation that may create or even appear to create a conflict between personal interests and the interests of the Trust must be avoided. It is essential to disclose any questionable situations to Compliance as soon as such situation arises.

         L.       GROUNDS FOR DISQUALIFICATION FROM EMPLOYMENT

Pursuant to the terms of Section 9(a) of the Act, no person may become or continue to remain an officer, director or employee of a Trust, an Adviser, or a principal underwriter of the Trust without an exemptive order issued by the Securities and Exchange Commission, if such person:

                  a. within the last ten years has been convicted of any felony or misdemeanor involving the purchase or sale of any security, or arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, bank transfer agent or entity or person required to be registered under the Commodity Exchange Act, or affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodities Exchange Act.

                  b. is or becomes permanently or temporarily enjoined by any court from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, bank, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or acting as an affiliated person, salesman or employee of any investment company, bank, insurance company or entity or person required to be registered under the Commodity Exchange Act, or engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

         It is your obligation to immediately report any conviction or injunction falling within the foregoing provisions to the Chief Compliance Officer.

         M.       RETENTION OF RECORDS

         Each Trust must, at its principal place of business, maintain records in the manner and to the extent set out below and must make these records available to the U.S. Securities and Exchange Commission ("SEC") or any representative of the SEC at any time and from time to time for reasonable periodic, special or other examination:

         (1) A copy of this Code of Ethics, or any Code of Ethics which within the past five (5) years has been in effect, shall be preserved in an easily accessible place;

         (2) A record of any violation of this Code of Ethics, and of any action taken as a result of such violation, shall be preserved in an easily accessible place for a period of not less than five (5) years following the end of the fiscal year in which the violation occurs;

         (3) A copy of each report made by an Access Person pursuant to this Code of Ethics shall be preserved for a period of not less than five (5) years from the end of the fiscal year in which it is made, the first two years in an easily accessible place;

         (4) A list of all persons who are, or within the past five (5) years have been, required to make reports pursuant to this Code of Ethics shall be maintained in an easily accessible place;

         (5) A record of any decision, and the reasons supporting the decision, to approve the acquisition by Investment Personnel of Covered Securities in a private placement, as described in Section D(3) of this Code of Ethics, for at least five (5) years after the end of the fiscal year in which the approval is granted; and

         (5) A copy of each annual report required under Section F for at least five (5) years after the end of the fiscal year in which it is made, the first two in an accessible place.

Date: Initially Adopted August 8, 2000 and Amended Effective July 1, 2001, November 29, 2001, December 31, 2001, and February 1, 2005.

                                                                       EXHIBIT A

                              GARTMORE MUTUAL FUNDS
                       GARTMORE VARIABLE INSURANCE TRUSTS

                                 CODE OF ETHICS
                           INITIAL HOLDINGS REPORT (*)

Please complete the following certification, including Part I and Part II below. You are required to list ALL covered securities and all accounts for which you have "beneficial ownership", as defined in Section A(3) in the Code of Ethics.

To the Chief Compliance Officer of Gartmore Mutual Funds and Gartmore Variable Insurance Trust (the "Trusts"):

1.       I hereby acknowledge receipt of the Code of Ethics of the Trusts.

2. I have read and understand the Code and recognize that I am subject thereto in the capacity of an "Access Person."

3. I hereby certify that I have no knowledge of the existence of a personal conflict of interest which may involve the Trust, such as any economic relationship between my personal securities holdings and securities held or securities to be acquired by the Trust.

4. As of my start date (___________________), I had beneficial ownership in the following securities (attach additional sheets as necessary).

PART I - COVERED SECURITIES

                                                                                          Name of the
                                                           Principal       Type of        Institution
                Security                                   Amount of       Interest          Where
  Name of        Symbol/       Type of       Number of      Covered       (direct or      Securities        Account
  Security       CUSIP         Security       Shares        Security      indirect)        are Held         Number
------------   -----------   -----------   ------------   ------------   ------------   ---------------   -----------



Print Name
            ----------------------------

PART II. - ACCOUNTS

As of my start date (Date:___________) I had a beneficial ownership in the following accounts with the institutions listed below: (attach additional sheets as necessary.)

 Institution with Whom                                               Relationship to
  Account Maintained          Account Number      Account Title          Employee
------------------------      --------------      -------------      ---------------



Additional information______ is______ is not attached (please initial appropriate answer).


Signature:
          -----------------------------

Title:
      ---------------------------------

Date Report Submitted:
                      -----------------

(*)     The requested information should be provided for all covered securities.
Covered securities are all securities except direct obligations of the United States government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments (including repurchase agreements), shares of money market funds, shares of registered open-end investment companies other than Reportable Funds, and shares of unit investment trusts that are invested exclusively in one or more open-end Funds that are not Reportable Funds.

Further, the above information is requested for all accounts/transactions over which you have any Beneficial Ownership. (See Section A(3) "Beneficial Ownership" in the Code of Ethics.

Please consult the Chief Compliance Officer if you have any questions as to the reporting requirements.

                                                                       EXHIBIT B

                              GARTMORE MUTUAL FUNDS
                        GARTMORE VARIABLE INSURANCE TRUST

                   Quarterly Securities Transactions Report(*)
                For the Calendar Quarter Ended: ________________

To the Chief Compliance Officer of Gartmore Mutual Funds and Gartmore Variable Insurance Trust:

         During the quarter referred to above, the following transactions were effected in Covered Securities of which I had, or by reason of such transaction acquired, direct or indirect Beneficial Ownership, and which are required to be reported pursuant to the Code of Ethics adopted by Gartmore Mutual Funds and Gartmore Variable Insurance Trust (attach additional sheets as necessary).

[ ] Please initial box if No transactions in covered securities were effected during this reporting period.


                                                     Interest                                Nature of                  Institution
                                                      Rate &                  Principal     Transaction                   Through
Title of      Date of      No. of     Security       Maturity    Security     Amount of      (Purchase,      Account        Whom
Security    Transaction    Shares    Symbol/CUSIP     Date       Price       Transaction    Sale, Other)     Number       Effected
--------    -----------    ------    ------------    --------    --------    -----------    ------------     -------    ------------



         This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) excludes other transactions not required to be reported, and (iii) is not an admission that I have or had any direct or indirect Beneficial Ownership in the Covered Securities listed above.

I hereby represent that I previously reported all brokerage accounts in which Covered Securities were held during the quarter referenced above for my indirect or direct benefit. I further understand that in compliance with the Code I must have copies of my monthly brokerage statements sent to the compliance officer and that I must report any new accounts within 10 calendar days of the day on which the account is first established.

Print Name:
            ----------------------------

                              GARTMORE MUTUAL FUNDS
                        GARTMORE VARIABLE INSURANCE TRUST

                   Quarterly Securities Transactions Report(*)
                 For the Calendar Quarter Ended: ______________

I hereby represent that I previously reported all brokerage accounts in which Covered Securities were held during the quarter referenced above for my indirect or direct benefit. I further understand that in compliance with the Code, I must have copies of my monthly brokerage statements sent to the Chief Compliance Officer and that I must report any new accounts within 10 calendar days of the day on which the account is first established.

[ ]     Please initial box if NO new accounts in covered securities were opened this quarter.

For all accounts established during the quarter, please complete the following:

Name of Institution with                      Date Account    Type of Interest (Direct
  Whom Account is Held      Account Number    Established           or Indirect)
------------------------    --------------    ------------    ------------------------



Signature:
          -----------------------------

Title:
      ---------------------------------

Date Report Submitted:
                      -----------------

(*)     The requested information should be provided for all Covered Securities.
Covered Securities are all securities EXCEPT direct obligations of the United States Government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments (including repurchase agreements), shares of money market funds, shares of registered open-end investment companies other than Reportable Funds, and shares of unit investment trusts that are invested exclusively in one or more open-end Funds that are not Reportable Funds.

Further, the above information is requested for all accounts/transactions over which you have any direct or indirect Beneficial Ownership. A person is normally regarded as the beneficial owner of Covered Securities held in the name of his or her spouse or minor children living in his or her household and other accounts over which an Access Person exercises investment discretion, such as a trust account, or has an economic interest in.

Please consult the Chief Compliance Officer if you have any questions as to the reporting requirements.

                                                                       Exhibit C

                              GARTMORE MUTUAL FUNDS
                        GARTMORE VARIABLE INSURANCE TRUST

                                 CODE OF ETHICS
                             ANNUAL HOLDINGS REPORT

To the Chief Compliance Officer of Gartmore Mutual Funds and Gartmore Variable Insurance Trust:

1. I have read and understand the Code and recognize that I am subject thereto in the capacity of an "Access Person."

2. I hereby certify that, during the year ended December 31, 200___, I have complied with the requirements of the Code and I have reported all Covered Securities transactions, including Reportable Funds, required to be reported pursuant to the Code.

3. I hereby certify that I have no knowledge of the existence of a personal conflict of interest which may involve the Trust, such as any economic relationship between my personal securities holdings and securities held or securities to be acquired by the Trust.

4. As of December 31, 200__, I had a direct or indirect beneficial ownership in the following Covered Securities:

                                                  Principal     Type of      Institution
                        Security                    Amount       Interest       Where
Title of    Type of      Symbol/     Number of    Of Covered    (Direct or   Securities     Account
Security    Security      CUSIP       Shares       Security     Indirect)     are Held      Number
--------    --------    ---------    ---------    ----------    ----------   -----------    -------



Print Name:

            ----------------------------

5. I hereby represent that I maintain the account(s) listed below in which Covered Securities are held for my direct or indirect benefit with the institutions listed below.


Name of Institution     Account Number                Date Established

Name:
       ----------------------------------------------
Title:
        ---------------------------------------------
Date Report Submitted:
                       ------------------------------

(*)     The requested information should be provided for all covered securities.
Covered securities are all securities except direct obligations of the United States government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments (including repurchase agreements), shares of money market funds, shares of registered open-end investment companies other than Reportable Funds, and shares of unit investment trusts that are invested exclusively in one or more open-end Funds that are not Reportable Funds.

Further, the above information is requested for all accounts/transactions over which you have any direct or indirect Beneficial Ownership. A person is normally regarded as the beneficial owner of Covered Securities held in the name of his or her spouse or minor children living in his or her household and other accounts over which an Access Person exercises investment discretion, such as a trust account, or has an economic interest in.

Please consult the Chief Compliance Officer if you have any questions as to the reporting requirements.

                                                                    EXHIBIT D(1)

         Access Persons will not be subject to the Pre-clearance requirements under Section D(4), the Holding requirements under Section D(5), or the Blackout Period under Section D(6) with respect to the following securities:

1. securities traded on a national exchange whose values are based upon the value or changes in value of broad based market indices(2);

2. options contracts traded on a national exchange on (a) securities described in item 1 or (b) broad based market indices(2); and

3. the following specifically enumerated securities traded on a national securities exchange:

NAME                                                               SYMBOL
----------------------------------------------------------         ------
AMEX Airline Index                                                 XAL
AMEX Biotechnology Index                                           BTK
AMEX Biotech-Pharmaceutical Index                                  BPI
AMEX China Index                                                   CZH
AMEX Computer Hardware Index                                       HWI
AMEX Consumer Discretionary Select Sct I                           IXY
AMEX Defense Index                                                 DFI
AMEX Deutschebank Energy Index                                     DXE
AMEX Disk Drive Index                                              DDX
AMEX Energy Industry Cpn Bskt Val Index                            MEB
AMEX Equal Weighted Pharmaceutical Index                           DGE
AMEX Financial Select Sector Index                                 IXM
AMEX Gold BUGS Index                                               HUI
AMEX Gold Miners Index                                             GDM
AMEX Gold Mining Cmps PLUS Bskt Val Indx                           DJG
AMEX Health Care Select Sector Index                               IXV
AMEX Industrial 15 Index                                           IXD
AMEX Industry Standard 100 Internet                                XIS
AMEX Institutional Holdings Index                                  IXH
AMEX Institutional Index                                           XII
AMEX International Market Index                                    ADR
AMEX Japan Index                                                   JPN
AMEX Major Market Index                                            XMI
AMEX Materials Select Sector Index                                 IXB
AMEX Morgan Stanley Commodities Index                              CRX
AMEX Morgan Stanley Consumer Index                                 CMR
AMEX Morgan Stanley Cyclical Index                                 CYC
AMEX N American Telecommunications Index                           XTC
AMEX Natural Gas Index                                             XNG
AMEX Networking Index                                              NWX

----------
(1) Subject to change at the discretion of the Trusts

(2) For purposes of the Code of Ethics, a broad based market index is one that tracks 100 or more underlying securities

AMEX Oil and Natural Gas Index                                     OGX
AMEX Oil Index                                                     XOI
AMEX Pharma. Index                                                 DRG
AMEX Securities Broker/Dealer Index                                XBD
AMEX Select Ten Index                                              XST
AMEX Select Utility Index                                          UUO
AMEX Semiconductor Index                                           SIS
AMEX Semiconductor Industry PLUS                                   IIB
AMEX Smcndctr Indtry PLUS Bskt Val Idx                             SDD
AMEX Spade Defense Index                                           DXS
AMEX StockCar Stocks Index                                         RCE
AMEX Tobacco Index                                                 TOB
AMEX Utilities Select Sector Index                                 IXU
CBOE 10-Year Treasury Note                                         TNX
CBOE 13-Week Treasury Bill                                         IRX
CBOE 30-Year Treasury Bond                                         TYX
CBOE 5-Year Treasury Note                                          FVX
CBOE Asia 25 Index Options                                         EYR
CBOE China Index Options                                           CYX
CBOE Euro 25 Index Options                                         EOR
CBOE Gold Index Options                                            GOX
CBOE Internet Index Options                                        INX
CBOE Mexico Index Options                                          MEX
CBOE Oil Index Options                                             OIX
CBOE Technology Index                                              TXX
Cohen & Steers REIT Index                                          RMP
CSFB Technology Index                                              CTN
Dow Jones Equity REIT Index                                        DJR
Dow Jones Industrial Average                                       DJX
Dow Jones Internet Commerce Index                                  ECM
Dow Jones Transportation Average                                   DTX
Dow Jones Utility Average                                          DUX
Dynamic Large Cap Growth Intellidex                                ILH
Dynamic Large Cap Value Intellidex                                 ILW
Dynamic Mid Cap Growth Intellidex                                  ILJ
Dynamic Mid Cap Value Intellidex                                   ILP
Dynamic Small Cap Growth Intellidex                                ILK
Dynamic Small Cap Value Intellidex                                 ILZ
America's Fastest Growing Companies LargeCap 50 Index              FGL
FORTUNE E-50 Index                                                 FEX
GSTI(TM)Composite Index Options                                    GTC
GSTI(TM)Hardware Index Options                                     GHA
GSTI(TM)Internet Index Options                                     GIN
GSTI(TM)Multimedia Networking Index Options                        GIP
GSTI(TM)Semiconductor Index Options                                GSM
GSTI(TM)Services Index Options                                     GSV

GSTI(TM)Software Index Options                                     GSO
Halter USX China Index                                             HXC
iShares Cohen & Steers Realty Majors                               ICF
iShares Dow Jones Transportation Average Index Fund                IYT
iShares Dow Jones U.S. Consumer Goods Sector Index Fund            IYK
iShares Dow Jones U.S. Consumer Services Sector Index Fund         IYC
iShares Dow Jones US Basic Materials                               IYM
iShares Dow Jones US Financial Sector                              IYF
iShares Dow Jones US Financial Services                            IYG
iShares Dow Jones US Healthcare                                    IYH
iShares Dow Jones US Real Estate                                   IYR
iShares Dow Jones US Technology                                    IYW
iShares Dow Jones US Total Market                                  IYY
iShares Dow Jones US Utilities                                     IDU
iShares FTSE/Xinhua Index Fund                                     FXI
iShares Goldman Sachs Natural Resources                            IGE
iShares Goldman Sachs Networking                                   IGN
iShares Goldman Sachs Semiconductor                                IGW
iShares Goldman Sachs Software                                     IGV
iShares Goldman Sachs Technology                                   IGM
iShares GS $ InvesTopTM Corporate Bond Fund                        LQD
iShares Lehman 20+ Year Treasury Bond Fund                         TLT
iShares Lehman Aggregate Bond Fund                                 AGG
iShares MSCI Emerging Markets                                      EEM
iShares MSCI-Australia                                             EWA
iShares MSCI-Brazil                                                EWZ
iShares MSCI-Canada                                                EWC
iShares MSCI-EAFE                                                  EFA
iShares MSCI-EMU                                                   EZU
iShares MSCI-France                                                EWQ
iShares MSCI-Germany                                               EWG
iShares MSCI-Hong Kong                                             EWH
iShares MSCI-Japan                                                 EWJ
iShares MSCI-Malaysia                                              EWM
iShares MSCI-Pacific Ex-Japan                                      EPP
iShares MSCI-Singapore                                             EWS
iShares MSCI-Taiwan                                                EWT
iShares MSCI-U.K.                                                  EWU
iShares Nasdaq Biotechnology                                       IBB
iShares Russell Midcap Growth Index Fund                           IWP
iShares Russell Midcap Index Fund                                  IWR
iShares Russell Midcap Value Index Fund                            IWS
iShares S&P Global Financial Sector                                IXG
iShares S&P Global Healthcare Sector                               IXJ
iShares S&P Global Information Technology Sector                   IXN
iShares S&P Global Telecommunications Sector                       IXP
iShares S&P Latin America 40                                       ILF
KBW Capital Markets Index                                          KSX
KBW Insurance Index                                                KIX
Lehman Bros 10 Uncmmn Val Idx 2003                                 UVO
Lehman Brothers 10 Uncommon (1999)                                 UVL
Lehman Brothers 10 Uncommon (2000)                                 UVI
Lehman Brothers 10 Uncommon (2001)                                 UVT
Lehman Brothers Financial Index                                    UFX
Mergent Dividend Achiever 50 Index                                 DAY
Mergent Dividend Achievers Index                                   DAA
Merrill Lynch Global Market Index                                  GLI
Merrill Lynch Slct Sctr SPDR Grwth                                 GWI
Merrill Lynch Stable Growth Index                                  XS
Merrill Lynch Technology 100 Index                                 MLO
Merrill Lynch Top Ten Yield Index                                  XMT
MidCap SPDRS                                                       MDY
Morgan Stanley Biotech Index Options                               MVB
Morgan Stanley Commodity Related                                   CRX
Morgan Stanley Health Care Payors                                  HMO
Morgan Stanley Health Care Products                                RXP
Morgan Stanley Health Care Provider                                RXH
Morgan Stanley Internet Index                                      MOX
Morgan Stanley Multinational Company Index                         NFT
Morgan Stanley Oil Services Options                                MGO
Morgan Stanley REIT Index                                          RMS
Morgan Stanley Retail Index Options                                MVR
Morgan Stanley Technology Index                                    MSH
PHLX Defense SectorSM                                              DFX
PHLX Drug SectorSM                                                 RXS
PHLX Europe SectorSM                                               XEX
PHLX Housing SectorSM                                              HGX
PHLX Oil Service SectorSM                                          OSX
PHLX Semiconductor SectorSM                                        SOX
PHLX TheStreet.com Internet Sector                                 DOT
PHLX Utility SectorSM                                              UTY
PHLX/KBW Bank Index                                                BKX
Select Sector SPDR-Consumer Discretionary                          XLY
Select Sector SPDR-Financial                                       XLF
Select Sector SPDR-Health Care                                     XLV
Select Sector SPDR-Materials                                       XLB
Select Sector SPDR-Technology                                      XLK
Select Sector SPDR-Utilities                                       XLU
SIG Cable, Media & Entertainment Index TM                          SCQ
SIG Casino Gaming Index TM                                         SGV
SIG Education Index TM                                             ESU

SIG Footwear & Athletic Index TM                                   FSQ
SIG Investment Managers Index TM                                   SMQ
SIG Restaurant Index TM                                            DSQ
SIG Semiconductor Capital Equipment Index TM                       SEZ
SIG Semiconductor Device Index TM                                  SDL
SIG Specialty Retail Index TM                                      RSQ
SIG Steel Producers Index                                          STQ
Standard & Poor's Depositary Receipts (SPDR)                       SPY
streetTRACKS Dow Jones Global Titans 50 Index                      DGT
streetTRACKS Dow Jones US LargeCap Growth                          ELG
streetTRACKS Dow Jones US LargeCap Value                           ELV
streetTRACKS Dow Jones US SmallCap Growth                          DSG
streetTRACKS Dow Jones US SmallCap Value                           DSV
streetTRACKS Morgan Stanley Technology                             MTK
streetTRACKS Wilshire REIT                                         RWR
The Dow Industrials DIAMONDS                                       DIA
The WilderHill Clean Energy Index                                  ECO

                                                                       EXHIBIT E

                GARTMORE MUTUAL FUNDSGARTMORE VARIABLE INSURANCE
                  TRUSTPRIVATE PLACEMENT APPROVAL REQUEST FORM

 (Attach a copy of the private placement memorandum, offering memorandum or any other relevant documentation)

Name:________________________________      Employee ID: ________________________

Office Phone Number:_________________      E-mail_______________________________

Department/Job Title:________________      Cost Center__________________________

1. Name of the sponsor's corporation, partnership or other entity:______________

Name of the private placement:__________________________________________________

2. Is the sponsor's corporation, partnership or other entity:
Private [ ] Public [ ]

3. Type of the security or fund:________________________________________________

1. Nature of the participation (stockholder, selling agent, general partner, limited partner). Indicate all applicable.
________________________________________________________________________________

5. Have you received or will you receive "selling compensation" in connection with the transaction? Yes [ ] No [ ]

If yes, describe the nature of compensation:____________________________________

6. Planned date of transaction:_________________________________________________

7. Size of offering (if a fund, size of fund) __________________________________

8. Size of your participation (number of units/shares and total dollar amount)
________________________________________________________________________________

9.  Your participation as a percentage of total shares or units outstanding:
________________________________________________________________________________
10.  Does/Will the investment carry limited or unlimited liability?
Limited [ ] Unlimited [ ]

11. Will the investment require any use of premises, facilities or materials of Gartmore or any of its affiliates? Yes [ ] No [ ]

If yes, please describe:________________________________________________________

12. Have you or do you intend to recommend, refer or solicit others in any way in connection with this investment? Yes [ ] No [ ]

13. Is Gartmore or any of its affiliates in any way involved?  Yes [ ]  No [ ]

If yes, please describe.________________________________________________________

14. Describe the business to be conducted by the issuer of the private placement? _____________________________________________________________________

15. If the private placement is a fund, describe its investment objective (value, growth, core or specialty)._____________

16. Has this private placement been made available to any Gartmore Fund or any Managed Account where either you or the person you report to exercised investment discretion? Yes [ ] No [ ] If NO, state why.
________________________________________________________________________________

17 If the answer to question 16 is "Yes" please describe which fund or managed account. _______________________________________________________________________

18. Do you participate or do you plan to participate in any investment decision for the private placement? Yes [ ] No [ ] If yes, please describe.
________________________________________________________________________________

19. Do you participate or do you plan to participate in the management of the sponsor? Yes [ ] No [ ].

If yes, state title and give description of duties.
________________________________________________________________________________

20. Describe how you became aware of this private placement.____________________

________________________________________________________________________________

21. To the best of your knowledge, will this private placement result in an initial public offering within the next 12-18 months? Yes [ ] No [ ]

Please note: An Outside Business Activity Disclosure must also be filed in advance with Compliance by any employee intending to hold a management position in any business other than Gartmore.

By signing below, I certify that my responses to this Private Securities Transaction Disclosure are true and correct to the best of my knowledge. I will report any changes in this information promptly, in writing, to my designated manager and to Compliance and will obtain written acknowledgement or approval as required by the Code of Ethics before any additional involvement such as participation in additional sales, holdings, compensation or participation in the company's management or before engaging in any future private securities transactions. I hereby confirm that any private securities transaction described in this questionnaire is unrelated to and beyond the scope of my employment by Gartmore. Notwithstanding the immediate preceding sentence, I understand that regulations and the Code of Ethics require that I obtain the Chief Compliance Officer's consent to any private securities transaction, and I acknowledge that such consent, if granted, is revocable at any time and is subject to my understanding and acknowledgement that such private securities transaction is in no way sponsored by Gartmore and shall give rise to no liability on the part of Gartmore whatsoever, whether by way of indemnification, insurance or otherwise.

Employee Signature ______________________________________ Date _________________

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

                                GARTMORE CONSENT

I have reviewed the responses to the Access Person's Private Securities Transaction Disclosure and hereby give my consent to the private securities transactions described therein.

DESIGNATED MANAGER APPROVAL

NAME: (PLEASE PRINT)_________________      TITLE________________________________

SIGNATURE____________________________      DATE_________________________________

Compliance Approval

NAME: (PLEASE PRINT)_________________      TITLE________________________________

SIGNATURE ___________________________      DATE_________________________________

                                                                       EXHIBIT F

                              GARTMORE MUTUAL FUNDS
                       GARTMORE VARIABLE INSURANCE TRUSTS

                      NATIONWIDE SAVINGS PLAN(S) DISCLOSURE

[ ] I currently participate in the Nationwide 401(k) Savings Plan

[ ] I do not participate in the Nationwide 401(k) Savings Plan


By signing below I authorize Gartmore Global Investments' Compliance Department to review transaction activity for any benefit plan offered to me by Nationwide as an active employee of Gartmore Global Investments. I understand that this monitoring is required to conform with the Code of Ethics marketing timing prohibition, and to comply with the SEC's objective for enhanced disclosure.


------------------------------------
Print Name


------------------------------------
Signature


------------------------------------
Date

                                                                       EXHIBIT G

                              GARTMORE MUTUAL FUNDS
                       GARTMORE VARIABLE INSURANCE TRUSTS

                       NEW BROKERAGE ACCOUNT APPROVAL FORM

Please complete this form to open a brokerage account for all accounts for which you have beneficial ownership. Please make additional copies of this page as necessary, in order to include information for any new account you wish to establish. Please submit the completed form to the Chief Compliance Officer. You will be notified via email regarding the status of your request.

Print Name: ____________________________________________________________________

I would like to open a brokerage account held by the following institution:

________________________________________________________________________________

The account will be titled in the name(s) as follows:

________________________________________________________________________________

Employee's relationship to the account owner:

________________________________________________________________________________

                           [ ] This account is NOT independently managed; I am
                               involved in the investments decisions.

                           [ ] This account is independently managed; I am NOT
                               involved in the investment decisions.

Name of the manager and relationship, if any:___________________________________

EMPLOYEE'S SIGNATURE:___________________________  DATE:_________________________

    PLEASE ENSURE THAT THE COMPLIANCE DEPARTMENT RECEIVES DUPLICATE COPIES OF
             STATEMENTS BY HAVING STATEMENTS FORWARDED DIRECTLY TO:

                           GARTMORE GLOBAL INVESTMENTS
                           C/O: COMPLIANCE DEPARTMENT
                                  P.O. BOX 578
                             CONSHOHOCKEN, PA 19428